SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported) : September 4, 2003

                          Commission File No. 333-48312



                         AMERICAN LEISURE HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                              FREEWILLPC.COM, INC.
             ------------------------------------------------------
                           (Former name of registrant)


            Nevada                                          75-2877111
-------------------------------                ---------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)



            Park 80 Plaza East, Saddlebrook, New Jersey     07663
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (407) 421-6660
                             -----------------------
                            (Issuer telephone number)

Item 4.     Changes in Registrant's Certifying Accountant.

      On September 4, 2002, the client-auditor relationship between American Leisure Holdings, Inc., the "Company") and J.S. Osborn, P.C.("Osborn") ceased as the Company engaged Malone & Bailey, PLLC.

      To the knowledge of the Company's current Board of Directors, Osborn's report of the financial statements of the Registrant for the fiscal year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

      During the audit of the Company's financial statements for the fiscal year ended December 31, 2001, Osborn did not have any disagreements with the Company.

      On September 4, 2002, the Registrant engaged Malone & Bailey, PLLC as its independent accountants for the fiscal year ended December 31, 2002. During the most recent fiscal year and any subsequent interim period prior to engaging Malone & Bailey, the Company did not consult with Malone & Bailey regarding either (i) the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Malone & Bailey, PLLC has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Malone & Bailey, PLLC did not furnish a letter to the Commission.

      The Company has requested that Osborn review the disclosure and give him an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter will be filed by amendment to this Report.

Item 7.     Financial Statements and Exhibits

      (c)   Exhibits:

            Exhibits    Description
            --------    -----------

            16.1        Letter from J.S. Osborn, P.C.

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                           AMERICAN LEISURE HOLDINGS, INC.


May 23, 2003                               /s/ Malcolm Wright
                                           -------------------------------------
                                           Malcolm Wright
                                           President and Director